UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K/A
(Amendment No. 1)
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2024
___________________________________
MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

Mondelēz International, Inc. (the “Company”) filed a Current Report on Form 8-K on May 22, 2024 (the “Original Report”). This amendment (the “Amended Report”) to the Original Report amends and restates Item 5.07 of the Original Report in its entirety to correct (1) a typographical error in the spelling of the name of one of the director nominees included in Item 1 and (2) the description of the shareholder proposal provided in Item 8. This Amended Report does not amend or update any other information set forth in the Original Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2024, we held our annual meeting of shareholders. A total of 1,171,912,711 shares of our Class A Common Stock, or 87.12% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 11 directors to each serve a one-year term until our 2025 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:
		For	Against	Abstain	Broker Non-Votes
	a. Cees ‘t Hart	1,029,663,187	17,842,713	3,353,135	121,053,675
	b. Charles E. Bunch	999,958,106	47,395,278	3,505,650	121,053,675
	c. Ertharin Cousin	1,029,289,903	16,189,549	5,379,583	121,053,675
	d. Brian J. McNamara	1,043,761,260	3,750,851	3,346,923	121,053,675
	e. Jorge S. Mesquita	1,027,811,366	19,678,187	3,369,482	121,053,675
	f. Anindita Mukherjee	1,031,783,495	15,775,118	3,300,442	121,053,675
	g. Jane Hamilton Nielsen	1,044,996,518	2,640,336	3,252,181	121,053,675
	h. Paula A. Price	1,024,674,524	22,892,257	3,292,254	121,053,675
	i. Patrick T. Siewert	1,016,476,901	31,029,865	3,352,269	121,053,675
	j. Michael A. Todman	1,008,862,832	36,645,243	5,350,960	121,053,675
	k. Dirk Van de Put	973,015,250	72,330,109	5,513,675	121,053,675

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
982,114,750	64,064,931	4,679,353	121,053,675

3.	Our shareholders approved the Performance Incentive Plan, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,007,317,793	37,504,246	6,036,996	121,053,675

4.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2024, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,118,939,592	49,686,954	3,286,164	0

5.	Our shareholders did not approve a shareholder proposal to require an Audit Committee subcommittee study on company affiliations, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
6,517,894	1,028,025,893	16,315,248	121,053,675

6.	Our shareholders did not approve a shareholder proposal to require an independent chair of the board, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
320,731,062	711,091,703	19,036,270	121,053,675

7.	Our shareholders did not approve a shareholder proposal to adopt targets and publicly report quantitative metrics to eradicate child labor from cocoa supply chain, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
232,575,316	804,270,139	14,013,580	121,053,675

8.	Our shareholders did not approve a shareholder proposal to commission a third-party report assessing effectiveness of implementation of human rights policy, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
324,941,658	711,274,571	14,642,806	121,053,675

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: May 23, 2024

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